McGraw-Hill Global Education Holdings Q3-2015 Investor Update November 12, 2015 Final

Important Notice 2 Forward-Looking Statements This presentation includes statements that are, or may be deemed to be, “forward-looking statements.” These forward- looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate, may differ materially from those made in or suggested by the forward- looking statements contained in this presentation. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, those results of operations, financial condition and liquidity or developments may not be indicative of results or developments in subsequent periods. Any forward-looking statements we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data. Non-GAAP Financial Measures Certain financial information included herein, including Adjusted Revenue, EBITDA and Adjusted EBITDA, are not presentations made in accordance with U.S. GAAP, and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to income from continuing operations, income from operations or any other performance measures derived in accordance with U.S. GAAP as measures of operating performance or cash flows as measures of liquidity. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. GAAP.

3 Q3-15 Business Update

 Back to school selling season was a success for Higher Ed digital led by Connect sales and growing engagement across our adaptive offerings – As of Q3, proprietary e-commerce channel is our largest net sales distribution channel  YTD Higher Ed Adjusted Revenue and Adjusted EBITDA increased 3% Y/Y and 12% Y/Y, respectively – While the overall market declined on a net sales basis (actual returns), our Higher Ed market share increased by 33 bps in the YTD period following a 140 bps share gain over 2012-2014 1  Stronger Higher Ed digital Adjusted Revenue and favorable traditional print performance more than offset lower custom print sales – Shift away from certain lower margin custom print to traditional print and digital Q3-15 Business Highlights 4 1 Management Practices, Inc. Note: Adjusted Revenue previously referred to as Cash Revenue; Adjusted EBITDA previously referred to as Post-Plate Adjusted Cash EBITDA; Pre-publication investment previously referred to as plate investment.

 Transition to digital and ongoing cost savings initiatives contributed to increased profitability – Higher Ed Adjusted EBITDA growth more than offset the decline in Professional and International – International business performance was unfavorably affected by foreign exchange Q3-15 Business Highlights (continued) 5

Q3-15 Digital Trends  LTM digital Adjusted Revenue now 43% of total Adjusted Revenue vs. 37% last year  YTD proprietary e-commerce Adjusted Revenue of $129 million grew 36% Y/Y – Proprietary e-commerce channel continues to drive digital purchases closer to the start of the semester  Continued instructor and student engagement across adaptive platforms demonstrated by increased number of assignments created and submitted  Adaptive products available for most introductory courses User Engagement 4.4 Billion LearnSmart questions answered since 2009 6 Higher Ed Adjusted Revenue Mix ($ in Millions) Unique Users YTD Sept 2015 vs. YTD 2014 Connect 3.2 million + 12% Instructor Assignments Created 8.5 million + 53% Student Assignments Submitted 60.9 million + 14% LearnSmart 2.0 million + 28% ALEKS 1.0 million + 18% 9% 16% 30% 38% 43% 10% 13% 24% 29% 22% 81% 71% 46% 33% 35% 2008 2010 2012 2014 LTM Sept 2015 Digital Custom Print Traditional Print $687 $803 $776 $838 $856

Q3-15 Financial Update 7

Q3-15 YTD Financial Update  Excluding currency impacts, Q3 and YTD total Adjusted Revenue grew 0.1% Y/Y and 0.9% Y/Y respectively, with Higher Ed digital Adjusted Revenue reaching new highs – Unfavorable FX continued to impact International business performance  YTD Higher Ed Adjusted Revenue of $630 million grew 3% Y/Y despite a shift in order timing to Q2 from Q3 – Stronger Higher Ed digital Adjusted Revenue and favorable traditional print performance more than offset lower custom print sales  YTD Adjusted EBITDA of $285 million grew 6% Y/Y as digital Adjusted Revenue growth, gross margin improvement and costs savings initiatives more than offset continued Digital Platform Group investment – Gross margin improvement driven by shift to digital and lower custom print – Actioned $94 million of run-rate cost savings since 2013; $69 million in the P&L through Q3 – Lower pre-publication investment driven by extended revision cycles with increased front- list investment expected in 2016 and 2017 as programs previously extended are revised 8

Q3-15 YTD Financial Update (continued)  Digital purchases by students, especially through our growing proprietary e-commerce channel, are occurring closer to the start of school – Timing of these digital purchases may impact Q4 comparability and potentially impact traditional print purchase timing by channel partners  Software enhancements for Professional subscription offerings could delay customer renewals from Q4 2015 to Q1 2016  Continue to monitor returns, which typically hit seasonal highs in Q1 and again in Q4 – Reported returns are accounted for on an accrual basis and we believe existing reserve level is sufficient – Actual returns running higher than anticipated in 2015 for one major customer while returns are declining in aggregate for all other customers – As the business moves to digital, we anticipate the overall average return rate will continue to decline 9

MHGE Financial Performance Summary

($ in Millions)

Total MHGE

% Change / % of total Adjusted Revenue

Digital Adjusted Revenue

Continued strong growth of digital Adjusted Revenue in Q3 and YTD 2015



+15%
$161
$185
31%
36%
+17%
$299
$349
32%
38%
Q314
Q315
YTD 14
YTD 15

- YTD Higher Ed digital Adjusted Revenue growth of 21% Y/Y driven largely by *Connect* sales
- YTD International digital Adjusted Revenue growth of 4% Y/Y driven largely by *Connect* and *ALEKS* sales
- Professional impacted by unfavorable renewal timing of *Access* platform subscriptions

Total Adjusted Revenue

Decline in total Adjusted Revenue driven primarily by unfavorable FX within International and renewal timing in Professional



(2%)
$528
$517
(1%)
$941
$929
Q314
Q315
YTD 14
YTD 15

- Excluding currency impacts, Q3 and YTD total Adjusted Revenue grew 0.1% Y/Y and 0.9% Y/Y respectively
- Stronger U.S. dollar negatively impacted YTD and Q3 by $21.1 million and $11.6 million, respectively

Adjusted EBITDA

Continued investment in high growth digital offerings being funded by digital Adjusted Revenue growth, gross margin improvement and cost savings



+1%
$266
$269
50%
52%
+6%
$269
$285
29%
31%
Q314
Q315
YTD 14
YTD 15

- Actioned $94 million of run-rate cost savings since 2013; approximately three-fourths realized through the P&L
- Digital Platform Group (DPG) non-capitalized YTD investment increased nearly 9% in 2015 vs. 2014
- Expect level of DPG investment to grow at a decreasing rate over time

10

 Digital Adjusted Revenue grew 21% Y/Y on a YTD basis and 18% Y/Y in Q3  Digital growth driven by increased sales of Connect both bundled and stand-alone  YTD Traditional print sales increased 10% Y/Y with overall print sales, including custom, declining 8.6%  Digital Adjusted Revenue now 45% of total Adjusted Revenue on a YTD basis  Y/Y performance impacted by renewal timing of Access platform subscriptions  Adjusted EBITDA driven by Adjusted Revenue decline  YTD International digital Adjusted Revenue increased 4% Y/Y  International driven by Connect and ALEKS sales  Overall performance impacted by unfavorable FX Notes: Adjusted EBITDA will not sum to total MHGE due to the ‘Other’ reporting segment. See Appendix for reconciliation. Business Unit Financial Performance Summary 11 $383 $386 $612 $630 +1% +3% ($ in Millions) Total Adjusted Revenues % Change Adjusted EBITDA % Change / Margin % Higher Education Professional International Q314 Q315 YTD 14 YTD 15 Q314 Q315 YTD 14 YTD 15 Q314 Q315 YTD 14 YTD 15 Q314 Q315 YTD 14 YTD 15 Q314 Q315 YTD 14 YTD 15 Q314 Q315 YTD 14 YTD 15 $31 $30 $88 $82 (1%) (6%) $9 $7 $22 $16 30% 24% 25% 20% (22%) (28%) $114 $100 $241 $217 (12%) (10%) $32 $24 $29 $20 28% 24% 12% 9% (25%) (29%) $222 $235 $219 $246 58% 61% 36% 39% +6% +12%

Revenue Mix by Business Unit $19 $19 $50 $46 62% 62% 57% 55% (1%) (9%) $101 $87 $219 $193 88% 87% 91% 89% (14%) (12%) $13 $13 $23 $24 12% 13% 9% 11% +2% +4% $150 $200 $250 $300 $350 $400 2013 2014 LTM Sept YTD 2015 Trad. Print Custom Print Digital $131 $160 $216 $238 34% 41% 35% 38% +22% +10% ($ in Millions) Digital Adjusted Revenues % Change / % of total Adjusted Revenue Custom Print Adjusted Revenues % Change / % of total Adjusted Revenue Traditional Print Adjusted Revenues % Change / % of total Adjusted Revenue Higher Ed Adjusted Revenue Trend Higher Education Professional International $811 $838 $856 Digital Adjusted Revenue has grown at a CAGR of 17.6% since 2012 Total Adjusted Revenue Q314 Q315 YTD 14 YTD 15 $136 $160 $239 $288 36% 42% 39% 46% +18% +21% Q314 Q315 YTD 14 YTD 15 $116 $66 $158 $104 30% 17% 26% 17% (43%) (34%) Q314 Q315 YTD 14 YTD 15 Q314 Q315 YTD 14 YTD 15 Q314 Q315 YTD 14 YTD 15 Q314 Q315 YTD 14 YTD 15 Q314 Q315 YTD 14 YTD 15 $12 $11 $37 $37 38% 38% 43% 45% (1%) (2%) 12

Q3-15 Capital Structure & Liquidity Update  Significant liquidity of $435 million – $195 million of cash – Bank revolver fully available as of September 30, 2015 and as of today  Diligent working capital management  Net leverage of 2.9x as of September 30 – Net leverage including HoldCo debt of 4.0x Debt balances exclude unamortized Original Issue Discount (OID). Totals may not foot due to rounding. (1) Covenant definition of EBITDA is LTM Pre-Plate Adjusted EBITDA ($421 million) plus Pro Forma cost savings ($20 million). (2) Net First Lien Leverage covenant of 7.00x takes effect only if 20% of revolving line of credit is drawn. (3) On April 6, 2015, the company issued an incremental $100 million of HoldCo debt due in 2019. During Q2, Company made a dividend payment to HoldCo sufficient to cover the August 1, 2015 debt service payment. ($ in Millions) 13 9.75% Notes Due 2021 $800.0 4.75% (Floating) Term Loan Due 2019 675.6 Revolving Credit Facility Due 2018 ($240M) - Total Indebtedness $1,475.6 Cash and Cash Equivalents (195.0) Net Indebtedness at September 30, 2015 $1,280.7 Last Twelve Months Covenant EBITDA (1) $441.0 Net First Lien Leverage Ratio (2) 2.90x 8.5% Holdco Notes Due 2019 (3) $500.0 Pro Forma for Holdco Debt 4.04x Cash and Cash Equivalents $195.0 Revolving Credit Facilities $240.0 Outstanding Letters of Credit - Outstanding Borrowings - Available Under Credit Facilities at September 30, 2015 $240.0 Total Liquidity at September 30, 2015 $435.0 Indebtedness Liquidity

Appendix: Key Terms & Financial Detail 14

Glossary McGraw-Hill Global Education Holdings, LLC (MHGE) McGraw-Hill Education’s Higher Education, Professional and International businesses Connect Mobile-first learning platform for students and instructors in the higher education market SmartBook Adaptive reading product designed to help students understand and retain course material by guiding each student through a highly personal study experience LearnSmart Adaptive learning program which personalizes learning and designs targeted study paths for students ALEKS Adaptive learning technology for the K-12 and higher education markets, primarily Math Financial Terminology Adjusted Revenue Non-GAAP financial measure that we define as U.S. GAAP revenue plus the net change in deferred revenue excluding the impact of purchase accounting. Adjusted Revenue is a key metric we use to manage our business as it reflects the sales activity in a given period and provides comparability during this time of digital transformation. Deferred Revenue Advance payments or unearned revenue recorded until services have been rendered or products have been delivered in accordance with GAAP. Adjusted EBITDA EBITDA adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under the indenture governing our senior secured notes and/or our senior secured credit facilities including the cash spent for pre-publication (plate) investment. Pre-publication (Plate) Investment Plate investment cash costs reflect the costs incurred in the development of instructional solutions, principally design and content creation. These costs are capitalized when the title is expected to generate future economic benefits and are amortized upon publication of the title over its estimated useful life of up to six years. Digital Adjusted Revenue Represents standalone digital sales and, where digital product is sold in a bundled arrangement, only the value attributed to the digital component (s) is included. The attribution of value in bundled arrangement is based on relative selling prices (inclusive of discounts). Front-List Revenues Front-list adjusted revenues are driven by the number of brand new titles (first editions) and revisions of existing titles previously published. Back-List Revenues Back-list adjusted revenues are driven by later editions as opposed to brand new titles and revisions of existing titles previously published. 15 Note: Adjusted Revenue previously referred to as Cash Revenue; Adjusted EBITDA previously referred to as Post-Plate Adjusted Cash EBITDA; Pre-publication investment previously referred to as plate investment.

Adjusted Revenue Bridge and Operating Segment Detail Amounts above may not sum due to rounding. 16 ($ in Millions) Three Months Ended Nine Months Ended Sept 30, 2014 Sept 30, 2015 Sept 30, 2014 Sept 30, 2015 Reported Revenue $ 462 $ 437 $ 918 $ 888 Eliminate Impact of Purchase Accounting 0 - (1) 1 Total 462 437 917 888 Change in Deferred Revenues 66 79 24 40 Total Adjusted Revenues $ 528 $ 517 $ 941 $ 929 Adjusted Revenue by Segments Higher Ed $ 383 $ 386 612 630 Professional 31 30 88 82 International 114 100 241 217 Total $ 528 $ 517 $ 941 $ 929 Adjusted EBITDA by Segments Higher Ed $ 222 $ 235 $ 219 $ 246 Professional 9 7 22 16 International 32 24 29 20 Other 2 3 (0) 3 Total $ 266 $ 269 $ 269 $ 285

Q3-15 Adjusted Revenue Detail Figures are represented on a cash basis inclusive of actual returns but excluding purchase accounting adjustments detailed in the Appendix. Accrued returns are reflected in traditional revenue. Custom Adjusted Revenue includes traditional print products sold as part of a bundled custom solution. Q3 Adjusted Revenue Detail by Component 17 September YTD Adjusted Revenue Detail by Component ($ in Millions)

Q3-15 Income Statement Excluding Impact of 2013 Transaction

($ in Millions)	Reported		Transaction Impact		Excluding Impact From Transaction	
	Three Months Ended Sep 30,		Three Months Ended Sep 30,		Three Months Ended Sep 30,	
	2014	2015	2014	2015	2014	2015
Revenue	$ 462	$ 437	$ 0	$ -	$ 462	$ 437
Cost of goods sold	127	115	-	-	127	115
Gross profit	336	323	0	-	336	323
Operating expenses						
Operating & administration expenses	166	150	-	-	166	150
Depreciation	2	7	-	-	2	7
Amortization of intangibles	22	23	(20)	(21)	2	2
Transaction costs	0	-	(0)	-	-	-
Total operating expenses	191	180	(21)	(21)	170	159
(Loss) income from operations	145	143	21	21	165	164
Interest (income) expense, net	36	32	(36)	(32)	-	-
Other (income)	(1)	(1)	1	1	-	-
(Loss) income from operations before taxes on income	110	112	55	52	165	164
Income tax (benefit) provision	13	39	21	20	35	59
Net (loss) income	97	73	34	32	131	105
Less: Net loss attributable to noncontrolling interests	-	-	-	-	-	-
Net loss (income) attributable to McGraw-Hill Global Education Intermediate Holdings, LLC	**$ 97**	**$ 73**	**$ 34**	**$ 32**	**$ 131**	**$ 105**
Adjusted EBITDA	**$ 266**	**$ 269**			**$ 266**	**$ 269**

Adjusted Revenue Bridge	2014	2015
Revenue per above	$ 462	$ 437
Change in deferred revenue per Adjusted Revenue schedule	66	79
Adjusted Revenue	**$ 528**	**$ 517**

Operating Expense Bridge	2014	2015
Total Operating Expenses Per Above	$ 170	$ 159
Less: Depreciation & Amortization of intangibles	(4)	(9)
Less: Acquisition costs	-	-
Less: Amortization of prepublication costs	(25)	(23)
Less: Restructuring and cost savings implementation charges	(3)	(3)
Less: Other adjustments	(16)	(4)
Adjusted Operating Expenses	**$ 122**	**$ 120**

18

September YTD Income Statement Excluding Impact of 2013 Transaction

($ in Millions)	Reported		Transaction Impact		Excluding Impact From Transaction	
	Nine Months Ended Sept 30,		Nine Months Ended Sept 30,		Nine Months Ended Sept 30,	
	2014	2015	2014	2015	2014	2015
Revenue	$ 918	$ 888	$ (1)	$ 1	$ 917	$ 889
Cost of goods sold	252	245	3	-	254	245
Gross profit	667	643	(4)	1	663	644
Operating expenses						
Operating & administration expenses	488	436	-	-	488	436
Depreciation	11	19	-	-	11	19
Amortization of intangibles	79	69	(73)	(64)	6	6
Transaction costs	4	-	(4)	-	0	-
Total operating expenses	582	525	(77)	(64)	505	461
(Loss) income from operations	85	118	73	64	158	183
Interest (income) expense, net	116	98	(116)	(98)	-	-
Other (income)	(11)	(9)	11	9	-	-
(Loss) income from operations before taxes on income	(20)	29	177	154	158	183
Income tax (benefit) provision	(6)	13	69	60	63	72
Net (loss) income	(14)	16	109	94	95	110
Less: Net loss attributable to noncontrolling interests	0	-	-	-	0	-
Net loss (income) attributable to McGraw-Hill Global Education Intermediate Holdings, LLC	$ (14)	$ 16	$ 109	$ 94	$ 95	$ 110
Adjusted EBITDA	$ 269	$ 285			$ 269	$ 285
Adjusted Revenue Bridge						
Revenue per above					$ 917	$ 889
Change in deferred revenue per Adjusted Revenue schedule					24	40
Adjusted Revenue					$ 941	$ 929
Operating Expense Bridge						
Total Operating Expenses Per Above					$ 505	$ 461
Less: Depreciation & Amortization of intangibles					(17)	(25)
Less: Acquisition costs					(3)	-
Less: Amortization of prepublication costs					(46)	(42)
Less: Restructuring and cost savings implementation charges					(17)	(12)
Less: Other adjustments					(40)	(14)
Adjusted Operating Expenses					$ 382	$ 368

19

EBITDA and Adjusted EBITDA EBITDA, a measure used by management to assess operating performance, is defined as income from continuing operations plus interest, income taxes, depreciation and amortization, including amortization of prepublication costs (“plate investment”). Adjusted EBITDA is defined as EBITDA adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under the indenture governing our senior secured notes and/or our senior secured credit facilities. Adjusted EBITDA reflects the impact of cash spent for plate investment. Plate investment costs, reflecting the cost of developing education content, are capitalized and amortized. These costs are capitalized when the title is expected to generate probable future economic benefits and are amortized upon publication of the title over its estimated useful life of up to six years. Adjusted EBITDA reflects EBITDA as defined in the First Lien Credit Agreement and the Bond Indenture. Each of the above described EBITDA-based measures is not a recognized term under U.S. GAAP and does not purport to be an alternative to income from continuing operations as a measure of operating performance or to cash flows from operations as a measure of liquidity. Additionally, each such measure is not intended to be a measure of free cash flows available for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. Such measures have limitations as analytical tools, and you should not consider any of such measures in isolation or as substitutes for our results as reported under U.S. GAAP. Management compensates for the limitations of using non-GAAP financial measures by using them to supplement U.S. GAAP results to provide a more complete understanding of the factors and trends affecting the business than U.S. GAAP results alone. Because not all companies use identical calculations, these EBITDA-based measures may not be comparable to other similarly titled measures of other companies. Management believes EBITDA is helpful in highlighting trends because EBITDA excludes the results of decisions that are outside the control of operating management and can differ significantly from company to company depending on long-term strategic decisions regarding capital structure, the tax rules in the jurisdictions in which companies operate, and capital investments. In addition, EBITDA provides more comparability between the historical operating results and operating results that reflect purchase accounting and the capital structure. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA and Adjusted EBITDA are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future. 20

Q3-15 Adjusted EBITDA 21 ($ in Millions) Sep 30, 2014 Sep 30, 2015 Sep 30, 2014 Sep 30, 2015 Net Income 97$ 73$ (14)$ 16$ Interest (income) expense, net 36 32 116 98 Provision for (benefit from) taxes on income 13 39 (6) 13 Depreciation, amortization and pre-publication investment amortization 50 53 136 131 EBITDA 196$ 196$ 232$ 258$ Deferred revenue (a) 66 79 23 41 Restructuring and cost savings implementation charges (b) 3 3 17 12 Sponsor fees (c) 1 1 3 3 Purchase accounting (d) - - (3) - Transaction costs (e) 0 - 4 - Acquisition costs (f) 0 - 3 - Physical separation costs (g) 8 - 19 - Other (h) 5 2 6 2 Pre-publication investment cash costs (i) (13) (13) (35) (31) Adjusted EBITDA 266$ 269$ 269$ 285$ Nine Months EndedThree Months Ended

Adjusted EBITDA Footnotes 22 Notes: (a) We receive cash up-front for most product sales but recognize revenue (primarily related to digital sales) over time recording a liability for deferred revenue at the time of sale. This adjustment represents the net effect of converting deferred revenues (inclusive of deferred royalties) on digital sales to a cash basis assuming the collection of all receivable balances. (b) Represents severance and other expenses associated with headcount reductions and other cost savings initiated as part of our formal restructuring initiatives to create a flatter and more agile organization. (c) Beginning in 2014, $3,500 of annual management fees was recorded and payable to the Sponsor. (d) Represents the effects of the application of purchase accounting associated with the Founding Acquisition, driven by the step-up of acquired inventory. The deferred revenue adjustment recorded as a result of purchase accounting has been considered in the deferred revenue adjustment. (e) The amount represents the transaction costs associated with the Founding Acquisition. (f) The amount represents costs incurred for acquisitions subsequent to the Founding Acquisition including ALEKS and LearnSmart. (g) The amount represents costs incurred to physically separate our operations from MHC. These physical separation costs were incurred subsequent to the Founding Acquisition and concluded in 2014. (h) For the nine months ended September 30, 2015, the amount represents (i) non-cash incentive compensation expense; (ii) elimination of the gain of $4,779 on sale of investment and (iii) other adjustments permitted and/or required in calculating covenant compliance under our debt agreements. For the nine months ended September 30, 2014, the amount represents (i) cash distributions to noncontrolling interest holders of $169; (ii) non-cash incentive compensation expense; (iii) elimination of non-cash gain of $7,329 in LearnSmart; and (iv) other adjustments permitted and/or required in calculating covenant compliance under our debt agreements (i) Represents cash spent for pre-publication investment during the period.